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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Capital Pacific Holdings, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 29, 1997, included in this Form 10-K into Capital Pacific Holdings, Inc.'s previously filed Form S-3 Registration Statement No. 33-63511.

                                        /s/ ARTHUR ANDERSEN LLP
                                            ----------------------
                                            Arthur Andersen LLP

Orange County, California
May 29, 1997





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